                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY
                               -----------------

                               Gregory A. Boyko
                                 David T. Foy
                                 Lynda Godkin
                                Thomas M. Marra
                                Lowndes A. Smith
                              Raymond P. Welnicki
                              Lizabeth H. Zlatkus
                             David M. Znamierowski


do hereby jointly and severally authorize Lynda Godkin, Christine Repasy, Marianne O'Doherty, Thomas S. Clark and Brian Lord to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Hartford Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify any such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

/s/ Gregory A. Boyko                    Dated as of January 15, 1999
------------------------------
Gregory A. Boyko

/s/ David T. Foy                        Dated as of January 15, 1999
------------------------------
David T. Foy

/s/ Lynda Godkin                        Dated as of January 15, 1999
------------------------------
Lynda Godkin

/s/ Thomas M. Marra                     Dated as of January 15, 1999
------------------------------
Thomas M. Marra

/s/ Lowndes A. Smith                    Dated as of January 15, 1999
------------------------------
Lowndes A. Smith

/s/ Raymond P. Welnicki                 Dated as of January 15, 1999
------------------------------
Raymond P. Welnicki

/s/ Lizabeth H. Zlatkus                 Dated as of January 15, 1999
------------------------------
Lizabeth H. Zlatkus

/s/ David M. Znamierowski               Dated as of January 15, 1999
------------------------------
David M. Znamierowski